UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2019

THE TORO COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8649	41-0580470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota		55420
(Address of Principal Executive Offices)		(Zip Code)

(952) 888-8801

Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2019, The Toro Company, a Delaware corporation (“Toro”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Helix Company, Inc., an Oklahoma corporation and a wholly owned subsidiary of Toro (“Merger Sub”), The Charles Machine Works, Inc., an Oklahoma corporation (“CMW”), and Agent 186 LLC, an Oklahoma limited liability company, solely in its capacity as a Shareholders’ Agent thereunder (the “Shareholders’ Agent”).  CMW is a privately held company with a portfolio of products primarily used for underground construction purposes.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the merger, Merger Sub will merge with and into CMW, with CMW continuing as the surviving entity and a wholly-owned subsidiary of Toro (the “Merger”). Subject to the terms and conditions of the Merger Agreement, Toro has agreed to pay $700 million in cash, subject to certain working capital, net debt and other adjustments as set forth in the Merger Agreement (the “Merger Consideration”). At the closing of the Merger, Toro will deposit up to $26.13 million of the Merger Consideration with an escrow agent to fund payment obligations with respect to the working capital and other adjustments and potential post-closing indemnification obligations of CMW’s former shareholders.

Toro, CMW and Merger Sub have made customary representations, warranties,  covenants and indemnities in the Merger Agreement. Subject to certain limitations, Toro and CMW have agreed to indemnify the other party for certain matters, including breaches of representations, warranties and covenants. To supplement the potential post-closing indemnification obligations for breaches of CMW’s representations and warranties and certain other matters, Toro has obtained a representation and warranty insurance policy, the costs and expenses of which will be shared equally by Toro and CMW. The policy is subject to a retention amount, exclusions, policy limits and certain other terms and conditions.

The Merger Agreement and the transactions contemplated thereby, including the Merger, have been approved by the Boards of Directors of Toro and CMW, and subsequent to the execution of the Merger Agreement, by the requisite approval of the CMW shareholders.

The completion of the Merger is subject to customary closing conditions, including, among others: (1) the absence of certain legal impediments to the consummation of the Merger; (2) the expiration or termination of the applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of all consents, approvals or waivers required under other applicable antitrust laws; and (3) the accuracy of representations and warranties made by Toro and CMW, respectively.

The Merger is not subject to any financing condition. Toro plans to fund the Merger Consideration and transaction expenses with cash on hand, borrowings from Toro’s unsecured senior revolving credit facility, and/or other potential additional financing arrangements that Toro may pursue, including a potential new term loan or loans and/or private placement of debt securities.

The Merger Agreement contains customary termination rights for the parties thereto, including (1) the right of Toro or CMW to terminate if the Merger is not consummated on or before October 31, 2019 and (2) the right of Toro or CMW to terminate (subject to certain conditions) if the other party is in breach of the Merger Agreement and the breach would cause the applicable closing condition related to accuracy of that party’s representations and warranties or the performance of that party’s obligations under the Merger Agreement to not be met.

The foregoing description of the Merger Agreement is a summary of the material terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement and related description are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about Toro in its reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Toro or CMW. The representations and warranties have been negotiated with the principal purpose of not establishing matters of fact, but rather as a risk allocation method establishing the circumstances under which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. As is customary, the assertions embodied in the representations and warranties made by CMW in the Merger Agreement are qualified by information contained in confidential disclosure schedules that CMW has delivered to Toro in connection with the signing of the Merger Agreement. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Shareholders of Toro are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Toro or CMW. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 15, 2019, Toro announced the execution of the Merger Agreement described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Toro under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of February 14, 2019 among The Toro Company, Helix Company, Inc., The Charles Machine Works, Inc. and Agent 186 LLC, as Shareholders’ Agent*

99.1	Press Release dated February 15, 2019 issued by The Toro Company

*

All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Toro will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and that are subject to the safe harbor created by those sections. In addition, Toro or others on its behalf may make forward-looking statements relating to the pending Merger from time to time in oral presentations, including telephone conferences and/or web casts open to the public, in press releases or reports, on our web sites or otherwise. Statements that are not historical are forward-looking and reflect expectations and assumptions. Forward-looking statements are based on Toro’s current expectations of future events, and often can be identified in this report and elsewhere by using words such as "expect," "strive," "looking ahead," "outlook," "guidance," "forecast," "goal," "optimistic," "anticipate," "continue," "plan," "estimate," "project," "believe," "should," "could," "will," "would," "possible," "may," "likely," "intend," "can," "seek," "potential," "pro forma," or the negative thereof and similar expressions or future dates.  Some of the forward-looking statements in this report about Toro’s acquisition of CMW include Toro’s plans for funding the Merger Consideration.  Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied. The following are some of the factors known to Toro that could cause Toro’s actual results to differ materially from what Toro has anticipated in its forward-looking statements:  delays in completing the Merger and the risk that the Merger may not be completed at all; the failure by Toro to achieve the net sales, earnings, and any cost or revenue synergies expected from the Merger or delays in the realization thereof; delays and challenges in integrating the businesses after the Merger is completed; business disruption during the pendency of and following the Merger; loss of key personnel;  unanticipated liabilities or exposures for which Toro has not been indemnified or may not recover; infringement of intellectual property rights of others associated with the rights acquired in the Merger; and general adverse business, economic or competitive conditions.  For more information regarding these and other uncertainties and factors that could cause Toro’s actual results to differ materially from what it has anticipated in its forward-looking statements or otherwise could materially adversely affect its business, financial condition or operating results, see Toro’s most recently filed Annual Report on Form 10-K, Part I, Item 1A, “Risk Factors”.  All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. Toro cautions readers not to place undue reliance on any forward-looking statement which speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described above, the risks described in Toro’s most recent Annual Report on Form 10-K, Part I, Item 1A, “Risk Factors,” as well as others that Toro may consider immaterial or does not anticipate at this time. The foregoing risks and uncertainties are not exclusive and further information concerning Toro and its businesses, including factors that potentially could materially affect Toro’s financial results or condition, may emerge from time to time. Toro undertakes no obligation to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. Toro advises you, however, to consult any further disclosures it makes on related subjects in its future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that Toro may file with or furnish to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: February 15, 2019	By:	/s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary and General Counsel

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